                               List of Schedules

1.   Schedule 1.1:        Allocation of purchase price
2.   Schedule 2.1:        Interest in any other entities.
3.   Schedule 2.2:        Irregularities in the minute books
4.   Schedule 2.3(a):     Shareholders of 503129 Ontario Inc. and shares owned
                          by each.
5.   Schedule 2.3(c):     Shares of Dart Machine Limited owned by 503129 Ontario
                          Inc.
6.   Schedule 2.6:        Non-contravention and required governmental filings.
7.   Schedule 2.7(a):     Required permits.
8.   Schedule 2.7(b):     Employment or harassment claims.
9.   Schedule 2.8(c):     Required licenses, certificates, and approvals.
10.  Schedule 2.9(i):     Information relating to capital accounts.
11.  Schedule 2.9(j):     Government contracts.
12.  Schedule 2.11:       Absence of certain material changes.
13.  Schedule 2.12(a):    Litigation
14.  Schedule 2.12(b):    Decrees and orders of governmental entitities.
15.  Schedule 2.13(a):    Contracts.
16.  Schedule 2.13(c):    Powers of Attorney.
17.  Schedule 2.13(d):    Related party loans.
18.  Schedule 2.14:       Employees and compensation.
19.  Schedule 2.15(a):    Employment and consulting agreements.
20.  Schedule 2.15(b):    Labor Agreements.
21.  Schedule 2.17(a):    Benefits Plans.
22.  Schedule 2.19(a):    Intellectual Property.
23.  Schedule 2.19(c):    Intellectual Property Licenses
24.  Schedule 2.20:       Insurance.
25.  Schedule 2.22(a):    Real Property.
26.  Schedule 2.22(b)(i): Encumbrances.
27.  Schedule 2.22(c):    Leases.
28.  Schedule 2.23:       Personal Property.
29.  Schedule 2.24:       Condition of Assets.
30.  Schedule 2.25:       Title.
31.  Schedule 2.27:       Notes and Accounts Receivable.
32.  Schedule 2.28:       Inventory.
33.  Schedule 2.29:       Creditors
34.  Schedule 2.31:       Conflicts of Interest
35.  Schedule 2.32:       Customers and Sales
36.  Schedule 2.33:       Suppliers and Contractors
37.  Schedule 9.1:        Definitions

                               List of Exhibits

1.        Exhibit 1.2(c): Form of Promissory Note
2.        Exhibit 2.2:    Articles and Bylaws
3.        Exhibit 2.10:   Balance Sheet
4.        Exhibit 7.2(c): Form of Legal Opinion
5.        Exhibit 7.3(b): Form of Buy Order

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 5th day of April, 2001, by and among McLAREN PERFORMANCE PRODUCTS, INC., an Ontario corporation with its principal office located at 32233 West Eight Mile Road, Livonia, Michigan 48152 ("Acquiror"), McLAREN PERFORMANCE TECHNOLOGIES, INC., a Delaware corporation with its principal office located at 32233 West Eight Mile Road, Livonia, Michigan 48152 ("McLaren"), 503129 ONTARIO INC., an Ontario corporation with its principal office at 1580 Rossi Drive, Oldcastle, Ontario, Canada N0R 1L0 (the "Corporation"), GARY ST. DENIS, a shareholder of the Corporation residing at 41 Martin Lane, LaSalle, Ontario, N9J 3E2, JUDITH ST. DENIS, a shareholder of the Corporation residing at 41 Martin Lane, LaSalle, Ontario, N9J 3E2, GARY CUSTER, a shareholder of the Corporation residing at 7212 County Road 50 West, R.R. #5, Harrow, Ontario, N0R 1G0, DON ST. DENIS, a shareholder of the Corporation residing at 6405 Matchette Road, LaSalle, Ontario, N9J 2J8, KELLY SARTOR, a shareholder of the Corporation residing at 1432 Guildwood Crescent, LaSalle, Ontario, N9H 2C4, CHERYL CUSTER, a shareholder of the Corporation residing at 7212 County Road 50 West, R.R. #5, Harrow, Ontario, N0R 1G0, and CARRIE COCCA, a shareholder of the Corporation residing at 139 Bechard Beach Avenue, LaSalle, Ontario, N9J 1W4 (each individually, a "Shareholder" and collectively, the "Shareholders").

                                   RECITALS:

     WHEREAS, the Shareholders own all of the issued and outstanding shares of capital stock of the Corporation as set forth in Schedule 2.3(a) (the "Shares");

     WHEREAS, the Corporation is the sole shareholder of Dart Machine Limited, an Ontario corporation doing business at 1580 Rossi Drive, Windsor, Ontario ("Dart") (Dart and the Corporation are hereinafter collectively referred to as the "Companies" and each as a "Company");

     WHEREAS, Acquiror, a wholly-owned subsidiary of McLaren, wishes to purchase, and the Shareholders desire to sell, all of the Shareholders' Shares, subject to the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                STOCK PURCHASE
                                --------------

     Section 1.1    Stock Purchase. At the Closing, the Shareholders shall sell,
                    --------------
transfer, assign, convey and deliver to the Acquiror the Shares, and in consideration for such Shares, the Acquiror shall pay each Shareholder in the amounts and in the manner as set forth on Schedule 1.1.

     Section 1.2    Purchase Price. The aggregate purchase price to be paid to
                    --------------
the Shareholders in connection with the purchase of the Shares shall be Six Million Two Hundred Fifty Thousand Canadian Dollars ($6,250,000.00 CDN), as follows:

            (a) Three Million Seven Hundred Fifty Thousand Canadian Dollars ($3,750,000.00 CDN) shall be paid in cash by wire transfer to the Shareholders to accounts designated by them.

            (b) Five Hundred Thousand Canadian Dollars ($500,000.00 CDN) shall be paid in the form of shares of common stock of McLaren (the "McLaren Shares"), which shall be valued at the closing price thereof on the close of the trading day immediately preceding the Closing.

            (c) Two Million Canadian Dollars ($2,000,000.00 CDN) shall be paid in equal quarterly installments of One Hundred Sixty-Six Thousand and 67/100 Canadian Dollars ($166,666.67 CDN) commencing on July 1, 2001, and continuing through July 1, 2004, together with interest at the rate of six percent (6%) per year, pursuant to Promissory Notes in the form attached hereto as Exhibit 1.2(c).

                                  ARTICLE II
                       REPRESENTATIONS AND WARRANTIES OF
                     SHAREHOLDERS REGARDING THE COMPANIES
                     ------------------------------------

     In order to induce Acquiror to acquire the Shares hereunder, the Shareholders each jointly and severally represent and warrant to Acquiror that the statements contained in this Article II are correct and complete as of the date of this Agreement, and the Shareholders each acknowledge and agree that no review, inspection or investigation by Acquiror shall affect the representations and warranties, and each representation and warranty shall survive any such review, inspection or investigation.

     Section 2.1    Organization and Qualification; No Subsidiaries. Each of the
                    -----------------------------------------------
Companies is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Ontario, Canada, and has full corporate or other power and authority to own, lease and operate its properties and to carry on its business in the manner and places as it is now being conducted. Each of the Companies is duly qualified and in good standing to do business in Ontario, Canada and any other jurisdiction in which its Business conducted by either of them or the ownership or leasing of its properties makes such qualification necessary. The Companies are private companies as defined in the Securities Act, R.S.O. 1990 c. S.5. Except as set forth in Schedule 2.1, neither of the Companies has ever had, nor does either of them currently have, any subsidiaries, nor has it owned, nor does it currently own, directly or indirectly, any capital stock or other equity securities of any corporation or have direct or indirect equity or ownership interest in any association, partnership, joint venture or other entity.

     Section 2.2    Articles of Incorporation; Bylaws; Corporate Minutes.
                    ----------------------------------------------------
Attached hereto as Exhibit 2.2 are true and complete copies of the Articles of Incorporation and Bylaws of each of the Companies, together with all amendments and restatements thereto. Neither of the Companies is in violation of any of the provisions of its Articles of Incorporation or Bylaws. As required by its Articles of Incorporation, its Bylaws and the Ontario Business Corporations Act ("Ontario Law"), and except as set forth on Schedule 2.2, the minute books of each of the Companies adequately record all actions taken by such Company's shareholders, board of directors and committees thereof, and the stock transfer records of each of the Companies accurately and completely set forth all stock issuances and transfers of such Company's common stock for each shareholder of such Company since its incorporation.

     Section 2.3    Capitalization.
                    --------------

            (a) The authorized capital stock of the Corporation consists of Twenty Thousand (20,000) voting common shares, Eighteen Thousand (18,000) non-voting special shares, an unlimited number of Class A non-voting common shares, an unlimited number of Class A non-voting special shares, and an unlimited number of Class B voting special shares, of which the following shares are issued and outstanding: (i) One Hundred (100) Class A common shares; (ii) Three Million Nine Hundred Ninety Nine Thousand Nine Hundred (3,999,900) Class A special shares; and (iii) One Hundred (100) Class B special shares. A true and complete list of the certificate numbers and number of shares owned by each Shareholder is set forth in Schedule 2.3(a) herein, and, other than the Shareholders, there are no other shareholders of the Corporation and no other person, directly or indirectly, has any right of ownership in the Corporation. All of Shareholders' shares of common stock of the Corporation are free, clear and discharged from all pledges, liens, security interests, encumbrances, mortgages, claims, charges, options, equity interests, proxies, voting agreements or trusts, leases, tenancies, easements or other interests ("Encumbrances"), and any interest capable of becoming any of the foregoing. The Corporation has no other classes of stock.

            (b) All outstanding shares of the Corporation's common stock are duly authorized, validly issued, fully paid and non-assessable. No outstanding shares of common stock have been issued in violation of, or are currently subject to, any preemptive or similar rights. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the Corporation's common stock or obligating the Corporation to grant, issue, sell or register for sale any shares of capital stock, by sale, lease, license or otherwise. As of the Closing, there are no obligations, contingent or otherwise, of the Corporation to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person (including the Corporation).

            (c) The authorized capital stock of Dart consists of an unlimited number of voting shares of common stock, and an unlimited number of non-voting special shares, of which One Hundred and One (101) shares of voting common stock are issued and outstanding. The Corporation is the sole shareholder of Dart. A true and complete list of the certificate numbers and number of shares of Dart owned by the Corporation is set forth in Schedule 2.3(c) herein, and, other than the Corporation, there are no other shareholders of Dart and no other person, directly or indirectly, has any right of ownership in Dart. All of the Corporation's shares of common stock of Dart are free, clear and discharged of and from all pledges, liens, security interests, encumbrances, mortgages, claims, charges, options, equity interests, proxies, voting agreements or trusts, leases, tenancies, easements or other interests. Dart has no other classes of stock.

            (d) All outstanding shares of Dart's common stock are duly authorized, validly issued, fully paid and non-assessable. No outstanding shares of common stock have been issued in violation of, or are currently subject to, any preemptive or similar rights. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to Dart's common stock or obligating Dart to grant, issue, sell or register for sale any shares of capital stock, by sale, lease, license or otherwise. As of the Closing, there are no obligations, contingent or otherwise, of Dart to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person (including Dart).

     Section 2.4    Ownership of Shares. The Shareholders are the sole legal and
                    -------------------
beneficial owners of their shares and have full and unrestricted power to sell, convey, transfer, assign, endorse and otherwise deliver the same, and the delivery to the Corporation and Acquiror of the shares owned by the Shareholders at the Closing duly endorsed in blank for transfer or with stock powers attached duly executed in blank shall vest in the Corporation and Acquiror full, good and marketable right, title and interest thereto free and clear of all liens, pledges, claims, restrictions and other encumbrances.

     Section 2.5    Authority; Enforceability. The Board of Directors of the
                    -------------------------
Corporation has adopted this Agreement under the agreements referred to herein and recommended this Agreement and the other agreements and transactions contemplated herein for the approval of the Shareholders. The Shareholders have adopted and approved the Agreement and the other agreements and transactions contemplated hereby. The Corporation has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The officer of the Corporation whose signature appears below has been duly authorized to sign this Agreement on behalf of the Corporation, and the execution and delivery of this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate and shareholder action and no other corporate or shareholder proceedings on the part of the Corporation are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement, upon due execution and delivery by the Corporation shall constitute the legal, valid and binding obligation of the Corporation.

     Section 2.6    Noncontravention; Consents; Governmental Filings. Except as
                    ------------------------------------------------
disclosed on Schedule 2.6, the execution and delivery of this Agreement by the Corporation does not, and the performance of this Agreement and the transactions contemplated hereby by the Corporation and the Shareholders will not: (a) conflict with or violate the Articles of Incorporation or Bylaws of either of the Companies; (b) conflict with or violate any domestic or, to the Shareholders' knowledge, foreign federal, state, provincial, municipal or local statute, rule, ordinance or regulation (including codes, judgments, injunctions, administrative interpretations, orders or charges thereunder or order or decree of any government or regulatory authority) (collectively, "Laws") applicable to either of the Companies or by which either of the Companies or its properties are bound or affected, subject to the giving of the notices and the obtaining of the consents, approvals, authorizations or permits described in Schedule 2.6 attached hereto; or (c) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of either of the Companies pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Company is a party or by which either of the Companies or any of their respective properties are bound or affected, subject to the giving of the notices and the obtaining of the consents, approvals and authorizations described in Schedule 2.6. Except as set forth in Schedule 2.6, no filings with, notices to or approvals of any Canadian governmental or regulatory body, or any governmental or regulatory agency of any province or local government, any other person or, to the Shareholders' knowledge, any United States governmental or regulatory body or any state, are necessary to be obtained by either of the Companies for the consummation of the transactions contemplated hereby.

     Section 2.7    Permits; Compliance.
                    -------------------

            (a)     Permits. Each of the Companies is in possession of all
                    -------
franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary for such Company to own, lease and operate its properties or to carry on its business substantially as it is now being conducted (the "Company Permits"). All of the Company Permits are set forth in Schedule 2.7(a). No suspension, revocation or cancellation of any of the Company Permits is pending or, to the knowledge of the Corporation and the Shareholders, threatened.

            (b)     Compliance with Laws. Neither of the Companies has operated
                    --------------------
and is not currently operating in violation of any Law applicable to such Company or by which any of its respective properties is bound or affected, including without limitation, Laws with respect to immigration and naturalization and any and all other Laws relating to securities, properties, business, products, manufacturing processes, advertising, sales practices, terms and conditions of employment, wages and hours, safety, health or welfare conditions relating to premises occupied, product safety and liability or civil rights, workers' compensation, labor practice regulations, and employment discrimination. Except as disclosed in Schedule 2.7(b), neither of the Companies has received notice of any employee claims alleging violation of any Law prohibiting discrimination or sexual harassment or any other charges in violation of any applicable Law or comparable state or provincial human rights or equal employment opportunity agencies, nor has either Company been charged with or been under investigation with respect to, any violation of any Law. Both Companies have filed all reports required to be filed with any governmental, regulatory or administrative agency or authority where failure to file any such report would, individually or in the aggregate, result in a fine, penalty, cost or expense.

     Section 2.8    Environmental Compliance.
                    ------------------------

            (a) For purposes of this agreement, the following terms and expressions will have the following meanings: (i) "Environmental Laws" means all applicable federal, provincial, municipal and local laws, regulations and orders issued by any governmental or regulatory agency relating to the environment, occupational health and safety, product safety, product liability and storage and transportation of goods; (ii) "Hazardous Substances" means any waste, pollutant, contaminant, material or substance which is or may be dangerous, hazardous, toxic, explosive, corrosive, flammable, infectious, radioactive; carcinogenic or mutagenic or which could otherwise pose a risk to health, safety or the environment or the value of the properties owned by the Companies or which is the subject of any Environmental Laws governing its Release (as hereinafter defined), use, storage or identification, including without limitation any substance which contains polychlorinated biphenyls (PCBs), asbestos, lead, urea formaldehyde or radon gas; and (iii) "Release" means any release, spill, leak, emission, discharge, leach, dumping, emission, escape or other disposal.

            (b) Each Company, the operation of its business of each Company (the "Business"), the property and assets owned or used by either Company and the use, maintenance and operation thereof have been and are in compliance with all Environmental Laws. Each Company has complied with all reporting and monitoring requirements under all Environmental Laws. Neither Company has received any notice of any non-compliance with any Environmental Laws;

            (c) Each Company has obtained all permits, certificates, approvals, registrations and licences necessary to conduct its Business and to own, use and operate its properties and assets in compliance with all Environmental Laws. All such permits, certificates, approvals, registrations and licences are listed in Schedule 2.8(c), and complete and correct copies thereof have been provided to the Acquiror;

            (d) There are no Hazardous Substances located on or in any of the properties or assets owned or used by either Company, and no Release of any Hazardous Substances has occurred on or from the properties and assets of either Company or has resulted from the operation of the Business of either Company or the conduct of all other activities of either Company. Neither Company has used any of its properties or assets to produce, generate, store, handle, transport or dispose of any Hazardous Substances and none of the Real Properties or Leased Premises (both terms as defined in Section 2.22) has been or is being used as a landfill or waste disposal site;

            (e) Without limiting the generality of the foregoing, there are no underground or surface storage tanks or urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls (PCBs) or radioactive substances located on or in any of the properties or assets owned or used by either Company. Neither Company is, and there is no basis upon which either Company could become, responsible for any clean-up or corrective action under any Environmental Laws. Neither Company has conducted or had conducted an environmental audit, assessment or study of any of the properties or assets of such Company;

            (f) The Acquiror shall prior to closing be allowed to conduct such tests or investigations, which it deems expedient at its own expense. Provided that the Acquiror shall not be obligated to conduct any such tests nor shall the conducting of any such tests in any way limit the warranties, representations and/or obligations of the Shareholders contained in this article.

     Section 2.9    Taxes.
                    -----

            (a) For purposes of this agreement, the term "Governmental Charges" means and includes all taxes, customs duties, rates, levies, assessments, reassessments and other charges, together with all penalties, interest and fines with respect thereto, payable to any federal, provincial, municipal, local or other government or governmental agency, authority, board, bureau or commission, domestic or foreign.

            (b) Each Company has duly and on a timely basis prepared and filed all tax returns and other documents required to be filed by it in respect of all Governmental Charges and such returns and documents are complete and correct. All such returns and supporting documents filed in the last six (6) years shall be delivered to the Acquiror on closing.

            (c) Each Company has paid all Governmental Charges which are due and payable by it on or before the date hereof. Adequate provision was made in the Financial Statements and 2000 Financial Statements (both terms as defined in Section 2.10) for all Governmental Charges for the periods covered by the Financial Statements and 2000 Financial

Statements, respectively. Neither Company has any liability for Governmental Charges other than those provided for in the Financial Statements and those arising in the ordinary course of the operation of its Business since the last date reflected in the 2000 Financial Statements (the "Statements Date.")

            (d) Canadian federal and provincial income tax assessments have been issued to each Company covering all past periods up to and including the fiscal year ended. There are no actions, suits, proceedings, investigations, inquiries or claims now pending or made or threatened against either Company in respect of Governmental Charges.

            (e) There are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax return or other document or the payment of any Governmental Charges by either Company or the period for any assessment or reassessment of Governmental Charges.

            (f) Each Company has withheld from each amount paid or credited to any person the amount of Governmental Charges required to be withheld therefrom and has remitted such Governmental Charges to the proper tax or other receiving authorities within the time required under applicable legislation.

            (g) Each Company is a Canadian-controlled private corporation, as defined in the Income Tax Act (Canada).

            (h) Neither Company has filed any tax returns in a jurisdiction outside the Dominion of Canada.

            (i) Schedule 2.9(i) attached hereto accurately sets out, for purposes of the Income Tax Act, S.C. 1970-71-72, c.63 (Canada), the following:

                    (i) the paid-up capital of all issued and outstanding shares in the capital of each Company;

                    (ii)   all non-capital losses of each Company;

                    (iii)  net capital losses of each Company;

                    (iv) the amount of all investment tax credits available to each Company;

                    (v) the adjusted cost base of each Company's capital properties;

                    (vi) the cost of each Company's depreciable properties, the capital cost allowance taken in respect of each class of such properties and the undepreciated capital cost of each class of such properties;

                    (vii) the amount (if any) of each Company's capital dividend account;

                    (viii) the amount (if any) of each Company's Cumulative eligible capital account;

                    (ix) the amount (if any) of each Company's refundable dividend tax on hand;

                    (x)    a list of all elections filed or otherwise made, and

                    (xi) a list of all year-end changes together with an explanation.

            (j) Schedule 2.9(j) attached hereto describes all agreements, loans, other funding arrangements and assistance programs (collectively called "Government Assistance Programs") which are outstanding in favor of each Company from any federal, provincial, municipal or other government or governmental agency, board, commission or authority, domestic or foreign (collectively called "Government Agencies"). Complete and correct copies of all documents relating to the Government Assistance Programs have been delivered to the Acquiror. Each Company has performed all of its obligations under the Government Assistance Programs, and no basis exists for any Government Agencies to seek payment or repayment by either Company of any amount or benefit received by it under any Government Assistance Programs.

     Section 2.10   Financial Statements. Attached hereto as Exhibit 2.10 are
                    --------------------
the consolidated and individual balance sheets and statements of income, retained earnings and changes in financial position of each Company for the fiscal years ended January 31, 1999, 2000 and 2001, including integral explanatory footnotes, all as prepared by Howie and Partners, certified public accountants, as well as financial information reflecting the financial position of each Company for the period ended ________________, 2001 (the "Interim Financials") (all of the financial statements attached as Exhibit 2.10 shall be collectively referred to as the "Financial Statements"). The Financial Statements are true, complete and correct and present fairly the financial position of each Company at the dates shown and the results of operations for the periods covered and, with the exception of the Interim Financials, have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis. For purposes of this Agreement, "Generally Accepted Accounting Principles" means the accounting principles so described and promulgated by the Canadian Institute of Chartered Accountants which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any Financial Statements referred to herein, as the case may be. There are no material liabilities, claims or others obligations, whether absolute, fixed, accrued, contingent or otherwise, including pending or threatened claims, or any facts upon which a claim could be based under existing law, which are not appropriately reflected or adequately disclosed in the Financial Statements, including those for (a) renegotiation or price redetermination of any business transaction; (b) liability as a guarantor, surety or otherwise with respect to the obligations of others; or (c) taxes. All material financial transactions of each Company have been recorded in the financial books and records of each Company in accordance with good business practice, and such financial books and records:

            (a) accurately reflect the basis for the financial condition and the revenues, expenses and results of operations of each Company shown in the Financial Statements, and

            (b) together with all disclosures made in this agreement or in the Schedules hereto, present fairly the financial condition and the revenues, expenses and results of the operations of each Company as of and to the date hereof.

            (c) No information, records or systems pertaining to the operation or administration of either Company's Business are in the possession of, recorded, stored, maintained by or otherwise dependent on any other person.

            (d) The parties to this Agreement hereby acknowledge that the financial statements of the Companies are unaudited.

     Section 2.11   Absence of Certain Changes or Events. Except as disclosed in
                    ------------------------------------
Schedule 2.11 attached hereto, since December 31, 2000:

            (a) neither Company has increased the salary or other compensation payable to officers, directors, key employees, employees, agents or representatives consultants or increased, created or paid any new bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, but not limited to, the granting of employee stock options) for any officer, employee, agent or representative of such Company under such plan payment or arrangement;

            (b) neither Company has issued, sold or encumbered any shares of its capital stock;

            (c) neither Company has issued or created any warrants, obligations, subscriptions, options, convertible securities or other commitments under which any shares of its common stock might be directly or indirectly authorized, issued or transferred from treasury;

            (d) neither Company has declared, set aside or paid a dividend or other distribution in respect to its common stock, nor has either Company authorized any direct or indirect redemption, purchase, or other acquisition of any of its shares of common stock;

            (e) neither Company has entered into any agreement, contract, lease or license (or series of agreements, contracts, leases or licenses related to the same transaction or involving the same party or an affiliate thereof) involving more than $25,000 CDN;

            (f) no party has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of agreements, contracts, leases, or licenses related to the same transaction or involving the same party or an affiliate thereof) involving more than $25,000 CDN to which either Company is a party or by which either Company is bound, or notified either Company that it intends to do any of the foregoing;

            (g) neither Company has granted any security interest, mortgage, pledge or other encumbrance in any of its assets, tangible or intangible;

            (h) there has not been a revaluation by either Company of any of its assets;

            (i) there has not been a sale or disposition of any capital assets with a net book value exceeding $25,000 CDN;

            (j) neither Company has made a capital expenditure (or series of related capital expenditures) involving more than $25,000 CDN;

          (k) neither Company has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other person (or series of related capital investments, loans and acquisitions related to the same transactions or involving the same party or an affiliate thereof) involving more than $25,000 CDN;

          (l) neither Company has delayed or postponed the payment of accounts payable and other liabilities;

          (m) neither Company has canceled, compromised, waived, or released any note, loan, right, claim (or series of related rights or claims) or any other obligation owing to the Corporation involving more than $25,000 CDN;

          (n) there has not been any change in the material accounting methods or practices followed by either Company except as required or permitted by GAAP;

          (o) neither Company has entered into any contract, commitment or transaction not in the usual and ordinary course of business;

          (p) neither Company has amended or terminated any contract, agreement or license, to which such Company is a party, except in the ordinary course of business;

          (q) neither Company has made a loan or advance to any person or entity, or guaranteed or pledged collateral to support any loan;

          (r) neither Company has paid any obligation or liability, fixed or contingent (other than current liabilities which such Company has paid as they become due); and

          (s) neither Company has entered into any commitment (contingent or otherwise) to do any of the foregoing.

          (t) made or incurred any material change in, or become aware of any event or condition which is likely to result in a material change in, its Business or the Condition of the Corporation or its relationships with its customers, suppliers or employees; or

   Section 2.12  Absence of Litigation.
                 ---------------------

          (a) Except as disclosed in Schedule 2.12(a), there are no claims, actions, suits, litigation, proceedings, arbitrations or investigations of any kind against either Company which are pending or threatened. There are no facts or circumstances with regard to which it is reasonably foreseeable that a claim, action, suit, litigation, proceeding, arbitration or investigation will be filed or initiated against either Company, except as set forth in Schedule 2.12(a).
Schedule 2.12(a) lists all claims, actions, suits, litigation, proceedings, arbitrations or investigations of any kind which are pending or threatened or with regard to which it is reasonably foreseeable that either Company may be named as a defendant or as an indemnitor. There is no action pending seeking to enjoin or restrain the transactions contemplated by this Agreement.

          (b) Except as set forth in Schedule 2.12(b), neither Company is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or continuing investigation by, any federal, state, provincial local or foreign government or any agency thereof (a "Governmental Entity"), or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including without limitation, cease-and-desist orders.

     Section 2.13  Contracts; No Default.
                   ---------------------

          (a) Schedule 2.13(a) completely and correctly sets forth and adequately describes all of the following oral and written contracts, leases, agreements, licenses, commitments, warranties, understandings, plans or other arrangements to which each Company is a party or a third-party beneficiary (each, a "Company Contract"):

                   (i) employment agreements, agreements with sales representatives and distributors, and other similar contracts, agreements, understandings, practices, commitments and other arrangements;

                   (ii) contracts providing for the purchase of any quantity of a product from a particular supplier other than in the ordinary course of business;

                   (iii) contracts, agreements, understandings, practices, commitments, plans and other arrangements containing covenants limiting the freedom of either Company or any employee to compete in any line of business or with any person, partnership, joint venture, corporation or other entity;

                   (iv)   contracts concerning confidentiality of information;

                   (v)    all contracts with customers of either Company;

                   (vi) warranties made by either Company covering or relating to any products sold, leased or rented by either Company and for any services furnished or rendered by either Company and warranties received by either Company for goods purchased by either Company;

                   (vii) leases, commitments and agreements affecting or relating to real property used by either Company in the conduct of its business;

                   (viii) license agreements, whether as licensor or licensee, by which either Company is bound or affected;

                   (ix) contracts concerning a partnership or joint venture between either Company and any other person or entity;

                   (x) contracts involving indebtedness (other than trade payables arising in the ordinary course of business) or pursuant to which either Company has guaranteed the indebtedness of another or pursuant to which a security interest in an asset of either Company has been created;

                   (xi) contracts concerning consulting services, changes of control, or severance or termination payments;

                   (xii) contracts evidence a buy-sell arrangement between either Company or the Shareholders;

                   (xiii) contracts, agreements, understandings, practices, commitments, plans and other arrangements of either Company not in the ordinary course of business; and

                   (xiv) other contracts involving amounts greater than $10,000 CDN.

            (b) The Corporation has delivered to the Acquiror a correct and complete copy of each Company Contract listed in Schedule 2.13(a). Each Company Contract is in full force and effect, is a legal, valid and binding contract or agreement of the appropriate Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws limiting creditors' rights generally and to general equitable principles and matters of public policy, and there is no default (or any event which, with the giving of notice or lapse of time or both, would be a default) by the Corporation or any other party to a Company Contract, in the timely performance of any obligation to be performed or paid under any such contract or agreement. The consummation of the transactions contemplated hereby will not affect the status of any Company Contract as a legal, valid and binding agreement or the enforceability thereof. No party is seeking renegotiation of a Company Contract or substitute performance thereunder nor has any party repudiated any provision thereunder or indicated that it intends to terminate or not renew a Company Contract.

            (c) There are no outstanding powers of attorney executed on behalf of either Company, except as set forth in Schedule 2.13(c).

            (d) Except as set forth on Schedule 2.13(d), neither Company is a party to or bound by any agreement with, is indebted to, and no amount is owing to either Company by the Shareholders or any of such Company's officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of such Company or any person not dealing at arm's length with any of the foregoing. For each such agreement or amount set forth on
Schedule 2.13(d), the Shareholders have provided to Acquirer copies of all material documents related thereto, as a part of Schedule 2.13(d). Since the Statements Date, neither Company has made or authorized any payments to the Shareholders or any of the officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of either Company or to any person not dealing at arm's length with any of the foregoing, except for salaries and other employment compensation payable to employees of such Company in the ordinary course of the routine daily affairs of its Business and at the regular rates payable to them.

     Section 2.14  Identification and Compensation of Personnel.  Schedule 2.14
                   --------------------------------------------
is a list of the names, addresses and titles of all officers, directors, key employees, employees, agents and representatives of each Company during the last three (3) fiscal years, stating the rates of compensation payable to each. Except as disclosed in Schedule 2.14, neither Company nor the Shareholders know of any employee of either Company who is planning to terminate his or her employment or compete with either Company, whose departure or competition with either Company would have an adverse effect on its Business or prospects of either Company.

     Section 2.15  Labor Matters.
                   -------------

            (a) Except as disclosed in Schedule 2.15(a), neither Company is a party to any written or oral employment, service or consulting agreement relating to any one or more persons, except for oral employment agreements which are of indefinite term and without any special arrangements or commitments with respect to the continuation of employment or payment of any particular amount on termination of employment. Neither Company employs any employee who cannot be dismissed on such period of notice as is set out in the Employment Standards Act, R.S.O. 1990, c.E.14 and amendments thereto in respect of a contract of hire for an indefinite term.

            (b) Except as disclosed in Schedule 2.15(b), neither Company is subject to any agreement with any labor union or employee association nor has made any commitment to or conducted negotiations with any labor union or employee association with respect to any future agreement and during the period of five (5) years preceding the date of this agreement there has been no attempt to organize, certify or establish any labor union or employee association in relation to any of the employees of either Company;

            (c) There are no existing or threatened labor strikes or labor disputes, grievances, controversies or other labor troubles affecting either Company or its Business;

            (d) Each Company has complied with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, workers' hazardous materials, employment standards, pay equity and workers' compensation. There are no outstanding charges or complaints against either Company relating to unfair labor practices or discrimination or under any legislation relating to employees. Each Company has paid in full all amounts owing under the Workers' Compensation Act, R.S.O. 1990, c.W.11 and amendments thereto, and the workers' compensation claims experience of each Company would not permit a penalty reassessment under such legislation.

     Section 2.16  Immigration.  All employees hired by each Company are
                   -----------
authorized for employment by each Company in Canada in accordance with all applicable immigration laws. No allegations of immigration-related unfair employment practices have been made with the

     Section 2.17  Employee Benefits.
                   -----------------

            (a) Except as listed in Schedule 2.17(a) attached hereto, neither Company has, and is not subject to any present or future obligation or liability under, any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, hospitalization plan, disability plan or other employee benefit plan, program, policy or practice, formal or informal, with respect to any of its employees, other than the Canada Pension Plan and the Ontario Health Insurance Plan and other similar health plans established pursuant to statute. Schedule 2.17(a) also lists the general policies, procedures and work-related rules in effect with respect to employees of each Company, whether written or oral, including but not limited to policies regarding holidays, sick leave, vacation, disability and death benefits, termination and severance pay, automobile allowances and rights to company-provided automobiles and expense reimbursements (the plans, programs, policies, practices and procedures listed in Schedule 2.17(a) are collectively called the "Benefit Plans").

Complete and correct copies of all documentation establishing or relating to the Benefit Plans are annexed in Schedule 2.17(a);

            (b) The pension plans included in the Benefit Plans are registered under and are in compliance with all applicable federal and provincial legislation and all reports, returns and filings required to be made thereunder have been made. Such pension plans have been administered in accordance with their terms and the provisions of applicable law. Each pension plan has been funded in accordance with the requirements of such plans and based on actuarial assumptions, which are appropriate to the employees of the applicable Company and its Business. Based on such assumptions, there is no unfunded liability under any such pension plan. No changes have occurred since the date of the most recent actuarial report provided to the Acquiror in respect of such pension plans which makes such report misleading in any material respect and, since the date of such report, neither Company has made or granted or committed to make or grant any benefit improvements to which members of the pension plans are or may become entitled which are not reflected in such actuarial report. No funds have been withdrawn by either Company from any such pension plan or other Benefit Plans.

            (c) There are no pending claims by any employee covered under the Benefit Plans or by any other person which allege a breach of fiduciary duties or violation of governing law or which may result in liability to either Company, nor any basis for such a claim. There are no employees or former employees of either Company who are receiving from either Company any pension or retirement payments, or who are entitled to receive any such payments, not covered by a pension plan to which such Company is a party.

     Section 2.18  Advertising.  There is no advertising by either Company for
                   -----------
the products and services it provides nor any promotional material used by it at any time, which contains any material untrue or misleading statements or conditions.

     Section 2.19  Intellectual Property Rights; Trade Names.
                   -----------------------------------------

            (a) Except as described in Schedule 2.19(a), the Companies neither own nor use any license, sublicense, patent or pending patent, trademark, service mark, trade name, service name, slogan, copyright or requested copyright, trade secret, or computer software (the "Intellectual Property"). For all such Intellectual Property used or owned by the Companies,
Schedule 2.19(a) identifies each specific item of Intellectual Property and identifies each license, agreement or other permission that each Company has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Corporation has delivered to Acquiror correct and complete copies of all such agreements as amended to date and has provided Acquiror correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. With respect to each item of Intellectual Property required to be identified in
Schedule 2.19(a):

                   (i) each Company possesses all rights, title and interest in and to the item, free and clear of any lien, security interest, license or other restriction;

                   (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge;

                (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or is threatened that challenges the legality, validity, enforceability, use or ownership of the item; and

                (iv) each Company has agreed to indemnify any person or entity for or against any interference, infringement, misappropriation or other conflict with respect to the item.

          (b) Neither Company has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and neither Company has received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation, including any claim that such Company must license or refrain from using any Intellectual Property rights of any third party. All computer programs, software and hardware that have been used and that are in use have been and are properly licensed to each Company.

          (c) Schedule 2.19(c) identifies each item of Intellectual Property that any third party owns and that each Company uses pursuant to license, sublicense, agreement or permission. The Corporation has delivered to Acquiror correct and complete copies of all licenses, sublicenses and agreements as amended to date. With respect to each item of Intellectual Property required to be identified in Schedule 2.19(c), except as set forth therein:

                (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable and in full force and effect;

                (ii) the license, sublicense, agreement or permission shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                (iii) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred that with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder in all material respects;

                (iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof;

                (v) with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

                (vi) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling or charge;

                (vii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or is threatened that challenges the legality, validity or enforceability of the underlying item of Intellectual Property with respect to either Company; and

                   (viii) neither Company has granted any sublicense or similar right with respect to the license, sublicense, agreement or permission.

          (d) The Acquiror shall not interfere with, infringe upon, misappropriate or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of each Company's business as presently conducted and as presently proposed to be conducted.

     Section 2.20  Insurance.  Schedule 2.20 lists all policies and binders of
                   ---------
insurance for professional liability, directors and officers, property and casualty, fire, liability, workers' compensation and other customary matters held by or on behalf of either Company (the "Insurance Policies"), all of which have been made available to Acquiror. The Insurance Policies are in full force and effect and neither Company is in default with respect to any provision contained in any Insurance Policy. Neither Company has failed to give any notice of any claim under any Insurance Policy in due and timely fashion, nor has any coverage for current claims been denied. Each Company has been covered during the past three years by insurance in scope and amount which is customary and reasonable for the activities in which it has engaged and the assets it has owned during this three year period.

     Section 2.21  Brokers.  No broker, finder or investment banker is entitled
                   -------
to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of either Company or the Shareholders.

     Section 2.22  Real Properties Owned and Leased.
                   --------------------------------

            (a) Schedule 2.22(a) attached hereto lists all real properties owned by each Company (the "Real Properties") and sets forth the legal description thereof. There are no agreements, options, contracts or commitments to sell, transfer of otherwise dispose of the Real Properties or which would restrict the ability of either company to transfer the Real Properties;

            (b) The Companies are the absolute beneficial owners of, and have a good marketable title in fee simple to, the Real Properties, free and clear of any and all Encumbrances, except for:

                   (i) the Encumbrances described in Schedule 2.22(a) attached hereto. Complete and correct copies of all documents creating the Encumbrances are contained in Schedule 2.22(b)(i) attached hereto; and

                   (ii) liens for current taxes not yet due.

            (c) Schedule 2.22(c) attached hereto contains copies of all leases or agreements to lease (collectively, the "Leases") under which each Company leases any real property (the "Leased Premises"). Each Company is exclusively entitled to all rights and benefits as lessee under the Leases and neither Company has sublet, assigned, licensed or otherwise conveyed any rights in the Leased Premises or in the Leases to any other person. The names of the other parties to the Leases, the description of the Leased Premises, the term, rent and other amounts payable under the Leases and all renewal options available under the Leases are accurately described in Schedule 2.22(c). All rental and other payments and other obligations required to be paid and performed by each Company pursuant to the Leases have been duly paid and performed, neither Company is in default of any of its obligations under the Leases, and none of the landlords or other parties to the Leases are in default of any of their obligations under the Leases. The terms and conditions of the Leases will not be affected by, nor will any of the Leases be in default as a result of, the completion of the transactions contemplated hereunder. The use by the Companies of the Leased Premises is not in breach of any building, zoning or other statute, by-law, ordinance, regulation, covenant, restriction or official plan. Each Company has adequate rights of ingress to and egress from the Leased Premises for the operation of its Business in the ordinary course.

            (d) There are no outstanding work orders, non-compliance orders, deficiency notices or other such notices relative to the Real Properties, the Leased Premises, the other properties and assets of the Companies or its Business which have been issued by any regulatory authority, police or fire department, sanitation, environment, labor, health or other governmental authorities or agencies. There are no matters under discussion with any such department or authority relating to work orders, non-compliance orders, deficiency notices or other such notices. Its Business is not being carried on, and none of the Real Properties, the Leased Premises or the other properties or assets of the Companies are being operated in a manner which is in contravention of any statute, regulation, rule, code, standard or policy. No amounts are owing by the Companies in respect of the Real Properties or the Leased Premises to any governmental authority or public utility, other than current accounts, which are not in arrears.

            (e) The buildings and structures comprising the Real Properties are free of any structural defect. The heating, ventilating, plumbing, drainage, electrical and air-conditioning systems and all other systems used in the Real Properties are in good working order, fully operational and free of any defect, except for normal wear and tear.

            (f) The Real Properties described in Schedule 2.22(a) and all buildings and structures located thereon and the conduct of its Business as presently conducted do not violate, and the use thereof in the manner in which presently used is not adversely affected by, and any zoning or building laws, ordinances, regulations, covenants or official plans. Neither Company has received any notification alleging any such violation. Such buildings and structures do not encroach upon any abutting lands. There are no expropriation, condemnation or similar proceedings pending or threatened, with respect to any of the Real Properties or any part thereof.

     Section 2.23  Tangible Personal Property.  Schedule 2.23 hereto is a
                   --------------------------
complete and accurate list describing, and specifying the location of, all trucks, automobiles, machinery, equipment, inventory, furniture, supplies, computer equipment and software and other tangible personal property used by each Company in connection with its business. The property listed in Schedule
2.23 constitutes all such tangible personal property necessary for the conduct by each Company of its business as now conducted. Except as listed in Schedule 2.23, no personal property used by either Company in connection with its business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than at the premises of either Company.

     Section 2.24  Condition of Assets.  There are no defects in the assets of
                   -------------------
either Company which impair in any material respect the normal conduct of such Company's business. The assets of each Company, including the machinery, equipment and vehicles, are in good operating condition, maintenance and repair (normal wear and tear excepted) with each item being fit for its particular purpose. Except as disclosed on Schedule 2.24, all of the assets of each Company are situated at such Company's business premise. All machinery and equipment are reflected on the Financial Statements in accordance with generally accepted accounting principles consistently applied.

     Section 2.25  Title to Property.  With respect to its business, operations
                   -----------------
and property, each Company has good, clear, record and marketable title in fee simple absolute to all of its properties, assets and interest therein, free and clear of all easements, liens pledges, claims, equities of others, mortgages, deeds of trust, security interests, conditional sales agreements, charges, restrictions and other encumbrances, except (a) as disclosed in Schedule 2.25, none of which exceptions impair the normal conduct of its business; (b) the lien of current taxes as do not detract from the value or impair the present and continued use of the affected property in the ordinary course of its business. Each Company has valid and subsisting leases with respect to the properties and assets purported to be leased by it, and none of the parties to any such leases has been, or is, in default or other material breach thereunder.

     Section 2.26  Compliance of Properties with Laws.  All properties and
                   ----------------------------------
assets relating to each Company, including the machinery and equipment owned or leased by each Company, conform in all material respects with all statutes, laws, rules, regulations, ordinances, codes, agreements, covenants or other restrictions, without giving effect to any special license, permit, franchise, authorization, variation, bond, approval, consent or other exception relating to pre-existing or non-conforming uses or conditions, and neither Company nor the Shareholders has received notice of any violation of any of the foregoing restrictions. Neither Company nor the Shareholders knows of any pending or threatened change in such restrictions and there is no pending or threatened condemnation or taking by eminent domain of such properties or assets.

     Section 2.27  Notes and Accounts Receivable.  Schedule 2.27 hereto is a
                   -----------------------------
complete and accurate list of all of the accounts receivable of each Company as of the Closing, together with an accurate aging of these accounts. All notes and accounts receivable of each Company are (a) reflected properly on such Company's books and records; (b) arose from valid sales in the ordinary course of business and are not subject to any contractual setoffs, defenses, discounts, or common law rights of setoff or counterclaim; and (c) are current and will be collected in the face amount thereof within 90 days of the date on which the account receivable arose. Each Company and the Shareholders have no reasonable basis to believe they are not collectible, subject only to the reserve for bad debts set forth on the balance sheet contained in the Financial Statements.

     Section 2.28  Inventory.  Except as disclosed in Schedule 2.28, no items
                   ---------
included in the inventories of each Company shown in the Financial Statements have been pledged as collateral or are held by each Company on consignment from others. All of the inventory is in good condition, not obsolete, nondefective and usable or saleable in the usual and ordinary course of business as conducted by each Company as of the Closing. All inventory is reflected on the Financial Statements in accordance with generally accepted accounting principles, consistently applied, and valued at the lower of cost or market value.

     Section 2.29  Creditors.  Accept as set forth herein in Schedule 2.29,
                   ---------
there is no collateral or security applicable to any indebtedness owed to any creditor of either Company. The creditors of each Company are listed in
Schedule 2.29.

     Section 2.30  Political Contributions and Improper Payments.  Neither
                   ---------------------------------------------
Company nor the Shareholders, nor any officer, employee or agent of either Company, has made or received any payment or transfer for political contributions, gifts, bribes or kick-backs (governmental or commercial) for any purposes which would violate the Foreign Corrupt Practices Act of 1997, as amended, any applicable state law, or any agreement to which either Company is a party.

     Section 2.31  Conflicts of Interest.  Except as disclosed in Schedule 2.31,
                   ---------------------
no shareholder, director, officer, employee or agent of either Company, or any parent, spouse or child of the same, has any material interest in, or is a shareholder, director, officer, employee or agent of, any customer, supplier or competitor of either Company or any person, partnership, firm, corporation or other entity which has a material contract, lease, agreement, understanding, practice, commitment, plan or other arrangement with either Company; nor are there any such arrangements between any of them relating to either Company or their rights and obligations as shareholders, directors, officers or employees; nor do any of them have any claim or claims against either Company. Neither Company is liable or otherwise obligated to any of such persons is any way or for any amounts, except compensation due to employees in the ordinary course of business.

     Section 2.32  Customers and Sales.  Schedule 2.32 is a correct and current
                   -------------------
list of all customers of each Company together with (a) a schedule of all 1999 and 2000 sales organized by customer; and (b) a list of all current open orders. Except as indicated in Schedule 2.32, neither Company nor the Shareholders has any information, or is aware of any facts, indicating that any of these customers intends to cease doing business with either Company or alter the amount of its Business they are presently doing with either Company.

     Section 2.33  Suppliers and Contractors.  Schedule 2.33 is a correct and
                   -------------------------
current list of all suppliers and contractors of each Company together with (a) the dollar amounts of the parts purchased from each supplier and contractor during 1999 and 2000; and (b) a list of all current open purchase orders. Except as indicated in Schedule 2.33, neither Company nor the Shareholders has any information, or is aware of any facts, indicating that these suppliers and contractors intend to cease doing business with either Company or to increase prices to either Company for the parts or services provided.

     Section 2.34  Liabilities of the Companies.
                   ----------------------------

            (a) There are no liabilities (contingent or otherwise) of either Company of any kind whatsoever and there is no basis for assertion against either Company of any liabilities of any kind, other than:

                   (i) liabilities disclosed or reflected in or provided for in the Financial Statements or the 2000 Financial Statements;

                   (ii) liabilities incurred since the Statements Date which were incurred in the ordinary course of the routine daily affairs of its Business and, in the aggregate, are not materially adverse to its Business; and

                   (iii) other liabilities disclosed in this agreement or in the Schedules attached hereto.

     Section 2.35  Disclosure.  No representation or warranty contained in this
                   ----------
Article II, as qualified by any Schedule or Exhibit hereto, or in any Schedule or Exhibit hereto or any closing certificate furnished or to be furnished by either Company or the Shareholders to the Acquiror pursuant to this Agreement contains or, at the Effective Time, will contain any untrue statement of a material fact, or omits or, at the Effective Time, will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
             OF THE SHAREHOLDERS REGARDING EXECUTION OF AGREEMENT
             ----------------------------------------------------


     In order to induce Acquiror to purchase the Shares hereunder, the Shareholders each jointly and severally represent and warrant to Acquiror that the statements contained in this Article III are correct and complete as of the date of this Agreement, and the Shareholders each acknowledge and agree that no review, inspection or investigation by Acquiror shall affect the representations and warranties, and each representation and warranty shall survive any such review, inspection or investigation.

     Section 3.1  Authority; Enforceability.  Each of the Shareholders has full
                  -------------------------
power and authority to execute and deliver this Agreement and the agreements referred to herein, to perform the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and legally binding obligation of each Shareholder, enforceable in accordance with its terms and conditions. The Shareholders need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Entity in order to consummate the transactions contemplated by this Agreement. The Shareholders have taken all actions required under the applicable requirements of the laws of Ontario, Canada to adopt and approve this Agreement and the transactions contemplated herein.

     Section 3.2  Noncontravention.  Neither the execution and the delivery of
                  ----------------
this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any applicable constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Entity, or court to which the Shareholders or either Company is subject; or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Shareholder is a party or by which either is bound or to which any of his or her assets is subject.

     Section 3.3  Shares.  Each Shareholder owns his or her stock, free and
                  ------
clear of any mortgages, pledges, liens, encumbrances, charges, restrictions on transfer, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, demands, rights of first refusal or first offer, voting agreements or other limitations. The Shareholders are not a party to any option, warrant, purchase right, or other contract or commitment that could require the Shareholders to sell, transfer, or otherwise dispose of any capital stock of either Company (other than this Agreement). The Shareholders are not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of either Company. The Shareholders acknowledge and agree that neither the shares of common stock owned by them nor, to their knowledge, any other outstanding stock of either Company, has been issued in violation of any preemptive or similar rights.

     Section 3.4  No Litigation.  There are no claims, actions, suits or
                  -------------
proceedings of any kind which are pending or threatened seeking to enjoin the sale of the Shareholders' stock to Acquiror.

     Section 3.5  Disclosure.  No representation or warranty contained in this
                  ----------
Article III or in any Schedule or Exhibit to this Agreement contains or, at the Effective Time, will contain any untrue statement of a material fact, or omits or, at the Effective Time, will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                                  OF ACQUIROR
                                  -----------

     In order to induce the Shareholders to sell the Shares hereunder, Acquiror hereby represents and warrants to the Corporation and the Shareholders that the statements contained in this Article IV are correct and complete as of the date of this Agreement, and the Acquiror acknowledges and agrees that no review, inspection or investigation by the Shareholders shall affect the representations and warranties, and each representation and warranty shall survive any such review, inspection or investigation.

     Section 4.1  Authority.  Acquiror has the requisite corporate power and
                  ---------
authority to execute and deliver this Agreement and the agreements referred to herein, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Acquiror and the consummation by Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Acquiror and constitutes the legal, valid and binding obligation of Acquiror.

     Section 4.2  No Conflict, Required Filings and Consents.  The execution and
                  ------------------------------------------
delivery of this Agreement by Acquiror does not, and the performance of this Agreement by Acquiror will not (a) conflict with or violate the Articles of Incorporation or Bylaws of Acquiror; (b) conflict with or violate any Laws applicable to Acquiror or by which any of its respective properties is bound or affected; (c) violate any applicable constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Entity, or court to which the Acquiror is subject. Further, Acquiror is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, regulation, order, judgment, or decree which would be violated, contravened, or breached by, or under which any default would occur as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated herein. The Acquiror need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Entity in order to consummate the transactions contemplated by this Agreement. The Acquiror has taken all actions required under the requirements of applicable laws to adopt and approve this Agreement and the transactions contemplated herein.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS
                             ---------------------

     Section 5.1  Appropriate Action; Consents; Filings.
                  -------------------------------------

          (a) The Corporation, the Shareholders and Acquiror shall use reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable; (ii) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Acquiror or either Company in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement; and (iii) make all necessary notifications and filings, and thereafter make any other required submissions, with respect to this Agreement and the transactions contemplated herein under any applicable Law; provided that Acquiror and each Company shall cooperate with each other in connection with all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Each Company and Acquiror shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

          (b) (i) The Corporation, the Shareholders and Acquiror shall give any notices to third parties, and use reasonable best efforts to obtain any third party consents (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement; (B) disclosed or required to be disclosed in any Exhibit or Schedule hereto; or (C) needed to prevent any adverse impact from occurring prior to or after the Effective Time.

                  (ii) If any party fails to obtain any third party consent described in subsection (b)(i) above, such party shall use reasonable best efforts, and shall take any such actions reasonably requested by the other party, to minimize any adverse effect upon the Acquiror and its businesses.

          (c) The parties hereto shall do and perform or cause to be done and performed all such further actions and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party hereby may reasonably request in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 5.2  Public Announcements.  Acquiror, the Corporation and the
                  --------------------
Shareholders shall consult in good faith with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated herein and neither Company nor the Shareholders shall issue any such press release or make any such public statement without the prior written approval of the Acquiror.

     Section 5.3  Survival of Representations and Warranties.
                  ------------------------------------------

          (a) Notwithstanding any right of any party to this Agreement to fully investigate the affairs of any other party to this Agreement and notwithstanding any knowledge of facts determined or determinable by any party pursuant to such investigation or right of investigation, each party to this Agreement has the right to rely fully upon the representations and warranties of any other party to this Agreement contained in this Agreement or in any Schedule or Exhibit or any closing certificate furnished or to be furnished by any such other party pursuant to the transactions contemplated herein.

          (b) All representations and warranties of the Corporation, the Shareholders and the Acquiror contained herein and in the Schedules and the Exhibits hereto and in any closing certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the Closing and for three (3) years after the Closing, except for the representations and warranties of the Shareholders and Corporation relating to the matters which are the subject of Sections 2.9 and 2.17 hereof, which shall survive until the expiration of the applicable statute of limitations therefor, and the representations and warranties of the Shareholders and Corporation in Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.8, 2.21, 2.25, 3.3, and 9.1, which shall survive forever.

          (c) With respect to claims arising in connection with actions or omissions of either Company or any of the officers, directors, agents, employees or shareholders of either Company which occurred prior to the Effective Time or claims arising in connection with the negotiation and consummation of the transactions contemplated by this Agreement, each Shareholder agrees that he will not make any claim for indemnification against either Company or Acquiror by reason of the fact that he was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Acquiror against the Shareholders (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

     Section 5.4  Good Faith.  Each party shall act in good faith in an attempt
                  ----------
to cause all the conditions precedent to its obligations under this Agreement to be satisfied. Each party will act in good faith and take all reasonable action within its capability necessary to render accurate as of the Effective Time its representations and warranties required to be true as of such time contained in this Agreement.

                                  ARTICLE VI
                              CLOSING CONDITIONS
                              ------------------

     Section 6.1  Conditions to Obligations of All Parties Under This Agreement.
                  ------------------------------------------------------------
The respective obligations of all parties to effect the transactions contemplated by this Agreement shall be subject to the obtaining, by the Corporation, the Shareholders and Acquiror, at or prior to Closing, of all consents, waivers, approvals and authorizations required to be obtained, and the filing of all notices required to be made with all required Governmental Entities and third parties as listed in Schedule 2.6, which are necessary to the consummation of the transactions contemplated herein.

     Section 6.2  Conditions to Obligations of Acquiror Under This Agreement.
                  ----------------------------------------------------------
The obligations of the Acquiror to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) All amounts owed by each Company to the Shareholders or to any person controlled or owned by the Shareholders shall have been satisfied and the obligation be no longer outstanding.

          (b) Each of the representations and warranties of the Corporation and the Shareholders contained in this Agreement shall be true and correct as of the Closing, as though made on and as of the Closing; provided, however, that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Acquiror shall have received a certificate of the Shareholders to that effect and a certificate of the Corporation to that effect.

          (c) The Corporation and the Shareholders shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with on or prior to the Closing. Acquiror shall have received a certificate of the Shareholders to that effect and a certificate of the Corporation to that effect.

          (d) All other certificates, instruments and documents required by law to effect the transactions contemplated in this Agreement will have been received in form and substance satisfactory to Acquiror.

          (e) Each Company shall have canceled all stock purchase agreements or similar agreements to which it and its shareholders were parties.

          (f) The Acquiror shall have been provided with certificates of good standing for each Company from each jurisdiction in which each Company is qualified to do business, dated as of a recent date.

          (g) Each of the officers and directors of each Company shall have resigned from their positions as such, effective as of the Closing.

     Section 6.3  Conditions to Obligations of the Corporation and Shareholders
                  -------------------------------------------------------------
Under This Agreement.  The respective obligations of the Corporation and the
--------------------
Shareholders to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) Each of the representations and warranties of Acquiror contained in this Agreement shall be true and correct as of the Closing, as though made on and as of the Closing; provided, however, that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. Each Company shall have received a certificate of Acquiror to that effect.

          (b) Acquiror shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Each Company shall have received a certificate of Acquiror to that effect.

          (c) All other certificates instruments and documents required by law to effect the transactions contemplated herein will have been received in form and substance satisfactory to each Company and the Shareholders.

                                  ARTICLE VII
                                 THE CLOSING
                                 -----------

     Section 7.1  The Closing.  The Closing of the transactions contemplated by
                  -----------
this Agreement (the "Closing") will take place at the offices of Clark Hill P.L.C., 500 Woodward Avenue, Suite 3500, Detroit, Michigan 48226, at 10:00 a.m. local time on March 30, 2001.

     Section 7.2  The Corporation's Obligations to the Acquiror at Closing.  At
                  --------------------------------------------------------
the Closing, the Corporation shall deliver to Acquiror the following documents, in form and substance satisfactory to Acquiror and its counsel:

          (a) Certificate of the Corporation certifying that (i) the representations and warranties made by each Company are true and correct as of the Closing; and (ii) as of the Closing, there has been no material change in the assets or the financial condition of either Company;

          (b) Certified resolutions of the Corporation's Board of Directors, in form satisfactory to counsel for Acquiror, authorizing the execution and performance of this Agreement and the transactions contemplated herein;

          (c) Legal opinion of the Corporation's counsel, in the form attached hereto as Exhibit 7.2(c); and

          (d) Each Company's certificate of good standing provided from the applicable government office.

     Section 7.3  Shareholders' Obligations at Closing.  At the Closing, the
                  ------------------------------------
Shareholders shall deliver to Acquiror the following items:

          (a)     Stock Certificates as set forth in Schedule 2.3(a); and

          (b)     Buy Orders for the McLaren Shares in the form set forth as
Exhibit 7.3(b) ("Buy Orders").

     Section 7.4  Acquiror's Obligations to Corporation at Closing.  At the
                  ------------------------------------------------
Closing, Acquiror shall deliver to the Corporation the following documents, in form and substance satisfactory to the Corporation and its counsel:

          (a) Certificate of Acquiror certifying that the representations and warranties made by Acquiror are true and correct as of the Closing;

          (b) Certified resolutions of Acquiror's Board of Directors authorizing the execution and performance of this Agreement and the transactions contemplated herein.

     Section 7.5  Acquiror's Obligations to the Shareholders at Closing.  At the
                  -----------------------------------------------------
Closing, Acquiror shall deliver to the Shareholders the following items:

          (a)     Promissory Notes in the form attached hereto as Exhibit
1.2(c);

          (b) Subordinated Guaranties in the form attached hereto as Exhibit 7.5(b); and

          (c) Cash in the amount of Three Million Seven Hundred Fifty Thousand Canadian Dollars ($3,750,000 CDN), as set forth in Schedule 1.1.

     Section 7.6  Delivery of Certificates for McLaren Shares.  As soon as
                  -------------------------------------------
practicable after the Closing, Acquiror shall deliver to the Shareholders certificates representing the McLaren Shares to be issued hereunder as set forth in Schedule 1.1.

     Section 7.7  Further Actions of the Companies and Shareholders.  Each
                  -------------------------------------------------
Company and Shareholders, at the Closing, or at any time after the Closing, will execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Acquiror, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Acquiror for the purposes of assigning, transferring, granting, conveying and confirming to Acquiror, or reducing to possession any or all property to be conveyed and transferred under this Agreement. If requested by Acquiror, each Company and Shareholders further agree to prosecute or otherwise enforce in their own names for the benefit of Acquiror any claims, rights or benefits that are transferred to Acquiror under this Agreement.

                                 ARTICLE VIII
                                INDEMNIFICATION
                                ---------------

     Section 8.1. Indemnification.
                  ---------------

          (a)     By the Shareholders.  The Shareholders jointly and severally
                  -------------------
agree to indemnify Acquiror and Acquiror's direct and indirect parents, subsidiaries and affiliates, and the officers, directors, shareholders, employees and agents of Acquiror and Acquiror's direct and indirect parents, subsidiaries and affiliates, and to hold each of them harmless from and against all taxes, penalties, fines, damages, sanctions, losses, assessments, liabilities, costs and other expenses (including reasonable attorney fees) (collectively, "Losses"), whether or not resulting from third party claims in any way arising out of or related to (i) any breach or other default of any agreements, representations, warranties or covenants on the part of each Company or Shareholders contained in this Agreement or any of the documents referred to herein; and (ii) any claim arising out of the acts or omissions of either Company, its officers, directors, employees, agents or shareholders prior to the Closing.

     Notwithstanding the foregoing, the liability of Kelly Sartor, Don St. Denis, Carrie Cocca, and Cheryl Custer shall be non-recourse, which shall not, however, affect Acquiror's rights to offset amounts due it hereunder from amounts payable by Acquiror to any of them, and provided further, that in addition to their joint and several liability, by way of clarification, Gary St. Denis, Judith St. Denis, and Gary Custer hereby covenant and agree that each shall jointly and severally remain liable for any indemnity or other obligation of Kelly Sartor, Don St. Denis, Carrie Cocca, and Cheryl Custer arising out of or relating to the transactions contemplated by this Agreement.

          (b)   By the Acquiror.  The Acquiror agrees to indemnify the
                ---------------
Shareholders and to hold each of them harmless from and against all Losses, whether or not resulting from third party claims in any way arising out of or related to (i) any breach or other default of any agreements, representations, warranties or covenants on the part of Acquiror contained in this Agreement or any of the documents referred to herein; and (ii) any claim arising out of the acts or omissions of the Acquiror, its officers, directors, employees and agents or shareholders prior to the date hereof.

          (c)   Notice of Claim.  In the event of a breach or other claim, the
                ---------------
party claiming such breach or making such other claim (the "Indemnitee") shall give written notice ("Notice") to the party in breach or against whom such other claim is made (the "Indemnitor") stating that payment of an amount described in such notice is due and payable to the Indemnitee under the provisions of this Agreement on grounds set forth in such notice.

          (d)   Defense.  If any action, litigation, suit, investigation,
                -------
arbitration or other proceeding ("Proceeding") is brought against an Indemnitee for which such Indemnitee is or may be entitled to indemnification pursuant to Sections 8.1(a) or 8.1(b) from an Indemnitor, the Indemnitee shall promptly give notice to the Indemnitor of such Proceeding. The Indemnitor shall, at its own expense, have the opportunity to be represented by counsel of its choosing and to assume and conduct the defense of any such Proceeding upon providing a written undertaking to that effect to the Indemnitee. If, after such opportunity, the Indemnitor or its counsel does not assume the defense of any such Proceeding, it shall be bound by the results obtained by the Indemnitee.
In the event that the Indemnitee does not receive written notice from the Indemnitor within ten (10) days of having given notice to the Indemnitor of any such Proceeding, the Indemnitor shall be deemed to have elected not to assume the defense of such Proceeding, and in such event the Indemnitee will have the right to conduct such defense and to compromise and settle such Proceeding without the consent of the Indemnitor. In the event that the Indemnitor does elect to assume the defense of such Proceeding, the Indemnitee will cooperate with and make available to the Indemnitor such assistance and materials as may be reasonably requested by it, and the Indemnitee will have the right at its expense to participate in the defense; provided, however, that neither party will have the right to compromise or settle such Proceeding without the prior written consent of the other party which shall not be unreasonably withheld.

          (e)   Acquiror's Right to Set-Off.  In addition to Acquiror's right to
                ---------------------------
assert claims pursuant to this Section 8 directly against any of the Companies or any of the Shareholders, jointly and severally, Acquiror shall have the right to satisfy any amount due and owing to it under this Agreement by way of set-off against any amount due and owing by it to any of the Companies or any of the Shareholders, including, without limitation, amounts due under the Promissory Notes more fully described in Section 1.3(a)(i). Acquiror shall give written notice (the "Set-Off Notice") to the Shareholders of Acquiror's intention to set-off pursuant to this Section. Interest on all amounts shall cease to accrue after Acquiror gives the Set-Off Notice. The set-off shall be limited to the amount due to the Acquiror, and regular payments shall resume once the full amount due to Acquiror by Shareholders has been set-off. In the event the Shareholders dispute such set-off, they shall provide a written notice to Acquiror within ten days of receiving the Set-Off Notice, and the parties shall then negotiate in good faith to resolve such dispute. Notwithstanding the foregoing, Acquiror agrees that no set-off shall be made for claims arising from expenses incurred by the Companies related to the racing operations conducted by the Shareholders prior to the Closing.

     Section 8.2  Cooperation and Access.  The parties shall cooperate fully
                  ----------------------
with each other after the Closing with respect to any claims, demands, tax or other audits, suits, actions and proceedings by or against either Company, the Shareholders, Acquiror or its stock, whether or not either party has notified the other of the claim for indemnity with respect to such matter.

                                  ARTICLE IX
                               SECURITIES ISSUES
                               -----------------

     Section 9.1  Shareholder Representations and Warranties.  Each Shareholder
                  ------------------------------------------
hereby acknowledges, represents and warrants as follows:

          (a)     Offshore Transaction; Offering Restrictions; Resale
                  ---------------------------------------------------
Restrictions.
------------

                  (i) The Shareholder is not, and at the time the offer to enter into the transactions set forth in this Agreement was made to each Shareholder, such Shareholder was not, a "U.S. person" as that term is defined under Regulation S ("Regulation S") of the Securities Act of 1933, as amended (the "Securities Act").

                  (ii) At the time the Buy Order for the McLaren Shares was originated, each Shareholder was outside the United States and is outside of the United States (as defined in Schedule 9.1(a)(ii)) as of the date of the execution and delivery of this Agreement.

                  (iii) No resale of any of the McLaren Shares has been pre-arranged with a purchaser in the United States.

                  (iv) The Shareholder is not a Distributor (as defined in Schedule 9.1(a)(ii)) and is not purchasing the McLaren Shares with the intent of distributing the McLaren Shares on behalf of Acquiror or a Distributor or any of their affiliates.

                  (v) The Shareholder is purchasing the McLaren Shares for Shareholder's own account (and/or for the account of other non-U.S. persons who are outside of the United States) and not for the account or benefit of any U.S. person.

                  (vi) The Shareholder understands that the McLaren Shares are "restricted securities" as defined in Rule 144 under the Securities Act and hereby covenants and agrees to resell any of the McLaren Shares only in accordance with the provisions of Regulation S, pursuant to registration of the McLaren Shares under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

                  (vii) The Shareholder will not engage in hedging transactions with regard to the McLaren Shares prior to the expiration of the Distribution Compliance Period (as defined below). For purposes of this Agreement, the "Distribution Compliance Period" means a period that commences on the later of the date upon which the McLaren Shares were first offered to persons other than Distributors in reliance upon Regulation S or the Closing Date and expires one year thereafter.

                  (viii) The certificates representing the McLaren Shares will bear a legend substantially as follows:

          THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND MAY REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

                  (ix) The acquisition of the McLaren Shares by Shareholder is not a transaction that is part of any plan or scheme to evade the registration provisions of the Securities Act.

          (b)     Shareholder Awareness.  Each Shareholder acknowledges,
                  ---------------------
represents and warrants as follows:

                  (i) Shareholder has the financial ability to bear the economic risk of Shareholder's investment in the McLaren Shares (including its possible loss) and has no need for liquidity with respect to Shareholder's investment in the McLaren Shares.

                  (ii) Except for Don St. Denis, Kelly Sartor and Carrie Cocca, each Shareholder and each person for whose account Shareholder is purchasing McLaren Shares is an "accredited investor" as that term is defined in Rule 501(a) promulgated under Regulation D of the Securities Act, which definition is set forth in Schedule 9.1(a)(ii).

                  (iii) If Shareholder has appointed a Purchaser Representative, such Purchaser Representative has advised Shareholder regarding the merits and risks of an investment in McLaren in general and the suitability of the investment for Shareholder in particular. Such Purchaser Representative has disclosed to Shareholder in writing any relationship between such Purchaser Representative or its affiliates and McLaren or its affiliates and any compensation received or to be received as a result of such relationship.

                  (iv) Shareholder personally, or together with Shareholder's duly appointed and qualified Purchaser Representative, has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the

McLaren Shares and has obtained, in its judgment, sufficient information to evaluate the merits and risks of an investment in the McLaren Shares.

                  (v) Shareholder or Shareholder's duly appointed and qualified Purchaser Representative has evaluated the risks of investing in McLaren. Shareholder understands that an investment in McLaren involves risks and has taken full cognizance of and understands such risks.

                  (vi) The McLaren Shares are not being acquired by Shareholder as a result of any material information about Acquiror's affairs that has not been publicly disclosed.

                  (vii) Shareholder has been provided an opportunity to ask for and to obtain any additional information concerning (A) the transactions described herein and (B) McLaren, and all other information to the extent Acquiror possesses such information or can acquire it without unreasonable effort or expense.

                  (viii) Shareholder has been given the opportunity to ask questions of, and receive answers from, the management of Acquiror concerning the terms and conditions of the transactions described herein including, without limitation, the background and experience of the officers and directors of Acquiror and McLaren, the plans for the operations of the business of Acquiror and McLaren and any plans for additional acquisitions and the like. Shareholder has asked any and all questions in the nature described in the preceding sentence and all questions have been answered to Shareholder's satisfaction.

                  (ix) Shareholder has determined that an investment in the McLaren Shares is a suitable investment for Shareholder and that at this time he or she could bear a complete loss of Shareholder's investment.

                  (x) In making the decision to obtain the McLaren Shares, Shareholder has relied solely upon independent investigations made by Shareholder or its Purchase Representative. Shareholder is not relying on Acquiror with respect to tax and other economic considerations involved in Shareholder's investment.

                  (xi) Shareholder further understands that Acquiror is under no obligation to register the McLaren Shares on Shareholder's behalf or to assist Shareholder in complying with any exemption from such registration under the Securities Act. Shareholder is acquiring the McLaren Shares for his or her own account, for investment and with no present view to the distribution thereof within the meaning of the Securities Act. Shareholder also fully understands and the nature and scope and duration of any limitations on transfer described in this Agreement and that sales or transfers of the McLaren Shares, or any part thereof, may be further restricted by provisions of the applicable state securities laws.

                  (xii) Pursuant to Section 9.1(a)(viii) and Rule 903(c)(3)(iii)(B)(4) under the Securities Act, Shareholder acknowledges and agrees that Acquiror has agreed for the benefit of all holders of the McLaren Shares that it will refuse to register any transfer of the McLaren Shares not made in accordance with the provisions of Regulation S.

                  (xiii) Shareholder understands that Acquiror will not be registered as an investment adviser under the Investment Advisers Act of 1940, and Acquiror will not be registered as an investment company under the Investment Company Act of 1940 or as a "dealer" under the Securities Exchange Act of 1934, in reliance upon the availability of exemptions from the registration provisions of such statutes.

                  (xiv) Shareholder acknowledges that: (A) no federal or state agency has passed upon the McLaren Shares or made any findings or determination as to the fairness of its investment; (B) an investment in McLaren is an illiquid investment and Shareholder must bear the economic risk of his or her investment for an indefinite period of time; (C) the persons serving in management positions of Acquiror and McLaren may be indemnified against liabilities sustained by it by reason of its serving as the management of Acquiror and McLaren.

                  (xv) Shareholder acknowledges that holders of the McLaren Shares will have no right to participate in management of Acquiror or McLaren or in the conduct of its business. In addition, Acquiror or McLaren may continue to offer additional McLaren Shares for sale without the consent of the holders of the McLaren Shares.

                  (xvi) Shareholder acknowledges that once signed, this Agreement is irrevocable by Shareholder and constitutes a binding agreement enforceable against Shareholder.

          (c)     Reliance.  The representations, warranties, agreements,
                  --------
undertaking and acknowledgments made by Shareholder in this Agreement are made with the intent that they be relied upon by Acquiror and its management in determining Shareholder's suitability as an acquiror of the McLaren Shares. In addition, Shareholder undertakes to notify Acquiror immediately of any change in any representation, warranty or other information relating to Shareholder set forth herein. Acquiror is entitled to rely on the representations made by Shareholder now and after the McLaren Shares are issued.

     Section 9.2  Representations and Warranties of Acquiror.   Acquiror
                  ------------------------------------------
hereby acknowledges, represents and warrants to, as follows:

          (a) The McLaren Shares when acquired by Shareholder shall be validly issued, fully paid and non-assessable.

          (b)     Offshore Transactions.
                  ---------------------

                  (i) Acquiror has not offered the McLaren Shares to any person in the United States or to any U.S. person as that term is defined in Regulation S.

                  (ii) At the time the buy orders for the McLaren Shares were originated, Acquiror and/or its agents reasonably believed that the Shareholders were outside of the United States and were not U.S. persons.

                  (iii) Acquiror has no reason to believe that the purchase of any McLaren Shares has been prearranged with a purchaser in the United States.

          (c) In connection with the offering of the McLaren Shares, Acquiror has not engaged in any "directed selling efforts" (as that term is defined in Regulation S) nor has Acquiror conducted any general solicitation relating to the offering of the McLaren Shares to persons residing within the United States or to U.S. persons.

           (d) Pursuant to Rule 903(b)(3)(iii)(B)(4) under the Securities Act, Acquiror hereby agrees for the benefit of all holders of the McLaren Shares that it will refuse to register any transfer of the McLaren Shares not made in accordance with the provisions of Regulation S and this Agreement.

                                   ARTICLE X
                                    RELEASE
                                    -------

     Except with regard to the representations, warranties, covenants and agreements set forth in this Agreement by Acquiror and McLaren, each of the Shareholders hereby releases Acquiror, McLaren, each of the Companies, their successors, assigns, and affiliates, and their past and present directors, officers, employees, agents and shareholders (collectively, the "Released Parties") from any and all causes of action, suits, liabilities, claims, demands, damages, attorney fees and costs, of any nature, whether known or unknown, which any Shareholder has or may have at any time hereafter against the Released Parties arising out of any facts in existence on the date hereof, whether known or unknown, including, but not limited to, any claims relating to the consideration paid to the Shareholders in connection with the transactions contained in this Agreement, as well as those arising out of or related to the Shareholder's relationship as a shareholder, director, officer, employee, agent or otherwise of either of the Companies, including a voluntary waiver of all claims based on any contract or promise, express or implied, including but not limited to claims relating to compensation, dividend distributions, and repayment of any loans made by the Shareholder to either Company, and a voluntary waiver and release of all claims of discrimination, including but not limited to claims of age discrimination, under both federal and provincial law. Each Shareholder acknowledges that he or she fully understands and agrees that the release contained in this Article may be used by Acquiror and each of the Companies as a complete defense to any claim which hereafter may be asserted by Shareholder or other persons or agencies on behalf of Shareholder in any suit or claim against Acquiror or either of the Companies on account of any matter arising out this Agreement or the relationship between Shareholder and the Companies. Notwithstanding the foregoing, Acquiror agrees that the Release contained in this Article X shall not in any way restrict the Shareholders' rights to raise any defenses to the set-off contained in Section 8.1(e).

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     Section 11.1  Notices.  All notices and other communications shall be
                   -------
effective upon receipt if in writing and hand delivered or sent by facsimile transmission and confirmed by U.S. mail and shall be effective one (1) day after sending by a nationally recognized overnight delivery service to the addresses stated below, or to such other addresses as to which any party shall have previously notified the other parties in writing. Any such notice not contemplated above shall be effective upon receipt. For purposes of this
Section 11.1, the addresses of the parties shall be as follows:

     If to Acquiror:              32233 West Eight Mile Road
                                  Livonia, Michigan  48152
                                  Attention:  Steven Rossi
                                  Facsimile:  (248) 477-3349

     With a copy to:              Clark Hill PLC

                                  One Detroit Center, Suite 3500
                                  500 Woodward Avenue
                                  Detroit, Michigan 48226-3435
                                  Attention: John J. Hern, Jr.
                                  Facsimile: (313) 962-8252

     If to 503129 Ontario, Inc.:  32233 West Eight Mile Road
                                  Livonia, Michigan 48152
                                  Attention: Steven Rossi
                                  Facsimile: (248) 477-3349

     With a copy to:              Jane and Culmone
                                  880 Ouellette Ave., Suite 200
                                  Windsor, Ontario N9A 1C7
                                  Attention: Brian H. Jane
                                  Facsimile: (519) 977-1199

     If to Shareholders:          Gary St. Denis
                                  41 Martin Lane
                                  LaSalle, Ontario N9J 3E2

     With a copy to:              Jane and Culmone
                                  880 Ouellette Ave., Suite 200
                                  Windsor, Ontario N9A 1C7
                                  Attention: Brian H. Jane
                                  Facsimile: (519) 977-1199

                                  Judith St. Denis
                                  41 Martin Lane
                                  LaSalle, Ontario N9J 3E2

     With a copy to:              Jane and Culmone
                                  880 Ouellette Ave., Suite 200
                                  Windsor, Ontario N9A 1C7
                                  Attention: Brian H. Jane
                                  Facsimile: (519) 977-1199

                                  Gary Custer
                                  7212 County Road 50 West
                                  R.R. #5
                                  Harrow, Ontario N0R 1G0

     With a copy to:              Jane and Culmone
                                  880 Ouellette Ave., Suite 200
                                  Windsor, Ontario N9A 1C7
                                  Attention: Brian H. Jane
                                  Facsimile: (519) 977-1199

                                  Don St. Denis

                                  6405 Matchette Road
                                  LaSalle, Ontario N9J 2J8

     With a copy to:     Jane and Culmone
                         880 Ouellette Ave., Suite 200
                         Windsor, Ontario N9A 1C7
                         Attention: Brian H. Jane
                         Facsimile: (519) 977-1199

                         Kelly Sartor
                         1432 Guildwood Crescent
                         LaSalle, Ontario N9H 2C4

     With a copy to:     Jane and Culmone
                         880 Ouellette Ave., Suite 200
                         Windsor, Ontario N9A 1C7
                         Attention: Brian H. Jane
                         Facsimile: (519) 977-1199

                         Cheryl Custer
                         7212 County Road 50 West
                         R.R. #5
                         Harrow, Ontario N0R 1G0

     With a copy to:     Jane and Culmone
                         880 Ouellette Ave., Suite 200
                         Windsor, Ontario N9A 1C7
                         Attention: Brian H. Jane
                         Facsimile: (519) 977-1199

                         Carrie Cocca
                         139 Bechard Beach Avenue
                         LaSalle, Ontario  N9J 1W4

     With a copy to:     Jane and Culmone
                         880 Ouellette Ave., Suite 200
                         Windsor, Ontario N9A 1C7
                         Attention: Brian H. Jane
                         Facsimile: (519) 977-1199


     Section 11.2  Complete Agreement.  This Agreement, including the Schedules
                   ------------------
and Exhibits referred to herein, is the complete agreement between the parties and supersedes all prior negotiations and agreements. There are no representations, warranties, covenants, conditions, terms, agreements, promises, understandings, commitments or other arrangements other than those expressly set forth or incorporated herein or made in writing on or after the date of this Agreement.

     Section 11.3  Governing Law; Forum.  This Agreement is a contract made
                   --------------------
under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Each of the parties hereto agrees that any legal or equitable action or proceeding with respect to this Agreement, or any agreement represented herein or entered in connection herewith or the transactions contemplated hereby shall be brought only in any court of the State of Michigan, or in any court in the United States of America sitting in Michigan, and each of the parties hereto hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to such party's person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by the mailing thereof by registered or certified mail, postage prepaid to each party at such party's address set forth above. Nothing in this paragraph shall affect the right of any party hereto to serve process in any other manner permitted by law. Each party hereby irrevocably waives any objection to the laying of venue of any such action or proceeding in the above-described courts.

     Section 11.4  Expenses.  Except as otherwise specifically provided herein,
                   --------
the Acquiror shall pay Acquiror's counsel fees, accounting fees and other costs and expenses incurred by Acquiror in connection with the negotiation, making, execution, delivery and performance of this Agreement, and the Shareholders shall pay the counsel fees, accounting fees and other costs and expenses incurred by the Shareholders and each Company in connection with the negotiation, making, execution, delivery and performance of this Agreement, the whether or not any such proceedings or the transactions contemplated herein are consummated.

     Section 11.5  Binding Agreement; Successors.  This Agreement shall be
                   -----------------------------
binding upon, inure to the benefit of and be enforceable by the successors, assigns, heirs, legatees, executors, personal representatives, guardians, custodians, administrators and conservators of the parties hereto, provided that no assignment of this Agreement shall be effective without the express written consent of the other parties.

     Section 11.6  No Third Party Beneficiaries.  This Agreement is made solely
                   ----------------------------
for the benefit of the parties to this Agreement. Nothing contained in this Agreement shall be deemed to give any person, partnership, joint venture, corporation, governmental authority or other entity any right to enforce any of the provisions of this Agreement, nor shall any such entity be a third party beneficiary of this Agreement.

     Section 11.7  Headings.  The article, section, subsection, Schedule and
                   --------
Exhibit headings herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, nor are they deemed to constitute a part of this Agreement.

     Section 11.8  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     Section 11.9  Time of the Essence.  Time shall be of the essence of this
                   -------------------
Agreement and of each and every part thereof.

     Section 11.10 Waiver.  The failure of either party to exercise or enforce
                   ------
any right or remedy conferred upon it hereunder shall not be deemed to be a waiver of any such right or remedy nor operate to bar the exercise or enforcement thereof at any time thereafter.

  Section 11.11  Severability.  If any covenant or provision contained herein is
                 ------------
determined to be in whole or in part, invalid or unenforceable by reason of any rule of law or public policy, such invalidity or unenforceability shall not affect the validity or enforceability of any other covenant or provision contained herein and, in the case of partial invalidity or unenforceability of a covenant or provision, such partial invalidity or unenforceability shall not affect the validity or enforceability of the remainder of such covenant or provision, and such invalid or unenforceable covenant or provision or portion thereof, as the case may be, shall be severable from the remainder of this Agreement.

                        [Signatures on following page]

     IN WITNESS WHEREOF, Acquiror, the Corporation, and the Shareholders have caused this Agreement to be executed as of the date first written above by their respective officers duly authorized.

                          McLAREN PERFORMANCE PRODUCTS, INC.

                          /s/ Steven Rossi
                          ----------------------------------
                          By: Steven Rossi, Vice President

                          McLAREN PERFORMANCE TECHNOLOGIES,
                          INC.

                          /s/ Steven Rossi
                          ----------------------------------
                          By: Steven Rossi, President

                          503129 ONTARIO, INC.

                          /s/ Gary St. Denis            /s/ Gary Custer
                          ----------------------------------------------------
                          By: Gary St. Denis                Gary Custer
                             -------------------------------------------------
                          Its: President                    Vice President
                              ------------------------------------------------

                          SHAREHOLDERS:

                          /s/ Gary St. Denis
                          ----------------------------------
                          Gary St. Denis

                          /s/ Judith St. Denis
                          ----------------------------------
                          Judith St. Denis

                          /s/ Gary Custer
                          ----------------------------------
                          Gary Custer

                          /s/ Don St. Denis
                          ----------------------------------
                          Don St. Denis

                          /s/ Kelly Sartor
                          ----------------------------------
                          Kelly Sartor

                          /s/ Cheryl Custer
                          ----------------------------------
                          Cheryl Custer

                          /s/ Carrie Cocca
                          ----------------------------------
                          Carrie Cocca

                                 SCHEDULE 1.1

        Consideration to be Received by the Shareholders for the Shares
                         (Stated in Canadian Dollars)

------------------------------------------------------------------------------------------------------
    Name of               Cash             Dollar Value of
    -------               ----             ---------------
  Shareholder         Consideration        McLaren Shares       Promissory Note           Total
  -----------         -------------        --------------       ---------------           -----
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Gary St. Denis            1,669,489              222,599               890,412            2,782,500
------------------------------------------------------------------------------------------------------
 Judy St. Denis              815,995              108,799               435,206            1,360,000
------------------------------------------------------------------------------------------------------
 Gary Custer                 575,986               76,798               307,216              960,000
------------------------------------------------------------------------------------------------------
 Kelly Sartor                121,505               16,201                64,794              202,500
------------------------------------------------------------------------------------------------------
 Carrie Cocca                121,505               16,201                64,794              202,500
------------------------------------------------------------------------------------------------------
 Don St. Denis               121,505               16,201                64,794              202,500
------------------------------------------------------------------------------------------------------
 Cheryl Custer               324,015               43,201               172,784              540,000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Total                     3,750,000              500,000             2,000,000            6,250,000
------------------------------------------------------------------------------------------------------

                              SCHEDULE 9.1(a)(ii)

                              Certain Definitions


A.  "Accredited Investor" - Effective April 19, 1989, the following are
    ---------------------
"accredited investors" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 (the "Securities Act"):

       1. An individual whose net worth, together with that of his or her spouse, exceeds $1,000,000

       2. An individual who had individual income in excess of $200 000 in each of the two most recent years or income with that individual's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level its year.

       3. A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual capacity or fiduciary capacity.

       4. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

       5.  An insurance company as defined in Section 2(13) of the Securities
Act.

       6. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

       7. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

       8. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if:

               a. the decision to invest in the entity is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or

               b.  the plan has total assets in excess of $5,000,000, or

               c. the plan is a self-directed plan with investment decisions made solely by persons who are accredited investors.

       9. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

       10. A charitable organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed with the specific purpose of acquiring the securities, with total assets in excess of $5,000,000.

       11. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(fi) of the Securities Act.

       12. Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer.

       13. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000.

       14. An entity in which all of the equity owners are accredited investors.


B.  "Distributor" means any underwriter, dealer or other person who,
     -----------
participates, pursuant to a contractual agreement, in the distribution of the securities offered or sold in reliance on Regulation S of the Securities Act.

C.  "U.S. person" means:
     -----------

       1.   Any natural person resident in the United States.

       2. Any partnership or corporation organized or incorporated under the laws of the United States.

       3.   Any estate of which any executor or administrator is a U.S. person.

       4.   Any trust of which any trustee is a U.S. person.

       5.   Any agency or branch of a foreign entity located in the United
States.

       6. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person.

       7. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States.

       8. Any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction, and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

       9. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the Untied States shall not be deemed a "U.S. person."

       10. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a "U.S. person" if:

               (a) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (b)  the estate is governed by foreign law.

       11. Any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a "U.S. person" if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

       12. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practice and documentation of such country shall not be deemed a "U.S. person".

       13. Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

               (a)  the agency or branch operates for valid business reasons;
and

               (b) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

       14. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."


D.  "United States" means the United States of America, its territories and
     -------------
possessions, any state of the United States, and the District of Columbia.